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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: APRIL 28, 2000



                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            Delaware                         0-26802                      58-2360335
----------------------------------   --------------------------  ------------------------------
 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NO.)      (IRS EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                            NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 20, 1999, CheckFree Holdings Corporation, a Delaware corporation (the "Company"), CheckFree Acquisition Corporation IV, a Delaware corporation and a wholly owned subsidiary of the Company ("CheckFree Acquisition"), and BlueGill Technologies, Inc., a Delaware Corporation ("BlueGill") entered into an Agreement and Plan of Merger, dated December 20, 1999, as amended (the "Merger Agreement"), whereby CheckFree Acquisition would be merged with and into BlueGill with BlueGill being the surviving entity as a wholly owned subsidiary of the Company (the "Acquisition"). Under the terms of the Merger Agreement, the Company agreed to acquire the stock of BlueGill in exchange for common stock, $.01 par value, of the Company (the "Common Stock"). The Acquisition was completed on April 28, 2000. The total consideration paid by the Company was $250,000,000. Pursuant to the terms of the Merger Agreement, 5,000,000 shares of Common Stock were issued. The shares of Common Stock received by the stockholders of BlueGill have been registered under the Securities Act of 1933, as amended. BlueGill is an international software development company and the leader in electronic billing and payment. BlueGill software provides a powerful platform for electronic billing and payment by transforming legacy systems into interactive Web applications for managing customer relationships. BlueGill software is installed at financial service institutions, telecommunications companies, utilities, and service bureaus in North America, South America and Europe.

         The Company's Board of Directors approved the issuance of the 5,000,000 shares on December 14, 1999. The shares of Common Stock received by the stockholders of BlueGill have been registered under the Securities Act of 1933, as amended.

         The transaction was accomplished through arms-length negotiations between the Company's management and BlueGill's management. BlueGill's stockholders approved the Acquisition on April 26, 2000. There was no material relationship between the stockholders of Bluegill and the Company or any of the Company's affiliates, any of the Company's directors or officers, or any associate of any such Company director or officer, prior to this transaction.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of BlueGill Technologies, Inc. as audited by its independent auditors for the periods reflected therein are found on the Company's Form 8-K/A No. 1 dated March 16, 2000, filed on April 27, 2000, and incorporated herein by reference.


         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The financial statements required by this item will be filed within 60 days of this initial Report on Form 8-K.


         (c)      EXHIBITS.


                   EXHIBIT NO.                       DESCRIPTION

                      2(a) Agreement and Plan of Merger, dated as of December 20, 1999, among CheckFree Holdings Corporation, CheckFree
                                          Acquisition Corporation IV, and
                                          BlueGill Technologies, Inc. (Reference
                                          is made to Appendix A to Registration
                                          Statement on Form S-4, as amended
                                          (Registration No. 333-

                                       2
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                                        32644), filed with the Securities
                                        Exchange Commission on March 16, 2000,
                                        and incorporated herein by reference).

                      2(b) Amendment to Agreement and Plan of Merger, dated April 27, 2000, among CheckFree Holdings Corporation,
                                        CheckFree Acquisition Corporation IV,
                                        and BlueGill Technologies, Inc.

                       23               Consent of Arthur Andersen LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHECKFREE HOLDINGS CORPORATION

Date:  May 15, 2000                          By:  /s/ Allen L. Shulman
                                                ----------------------------
                                                Allen L. Shulman, Executive Vice
                                                President, Chief Financial
                                                Officer, and General Counsel

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                                  EXHIBIT INDEX
                                  -------------


     EXHIBIT NO.                          DESCRIPTION

        2(a) Agreement and Plan of Merger, dated as of December 20, 1999, among CheckFree Holdings Corporation, CheckFree
                            Acquisition Corporation IV, and
                            BlueGill Technologies, Inc. (Reference
                            is made to Appendix A to Registration
                            Statement on Form S-4, as amended
                            (Registration No. 333-32644), filed
                            with the Securities Exchange
                            Commission on March 16, 2000, and
                            incorporated herein by reference).

        2(b) Amendment to Agreement and Plan of Merger, dated April 27, 2000, among CheckFree Holdings Corporation,
                            CheckFree Acquisition Corporation IV,
                            and BlueGill Technologies, Inc.

         23                 Consent of Arthur Andersen LLP.


                                       4